OREGON METALLURGICAL CORPORATION
                                  LONG TERM INCENTIVE COMPENSATION
                                   STOCK APPRECIATION RIGHTS PLAN

                                (Effective Date:  December 14, 1995)


        1. PURPOSE. The purposes of this Plan are to reward performance, aid in retention of key strategic employees, provide the Company with an additional element of competitive compensation, align key strategic employee interests with those of the shareholders and avoid dilution of existing shareholder ownership interest. The Plan will enable the Company to attract and retain the best available personnel for positions of substantial responsibility which will promote the success of the business of the Company and its Subsidiaries.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

               2.1 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

               2.2 "CAUSE" includes termination based on the commission of any act or acts involving dishonesty, fraud, illegality or moral turpitude.

               2.3 "CODE" means the Internal Revenue Code of 1986, as amended and regulations and rulings thereunder as amended from time to time, and any successor thereto.

               2.4 "COMMITTEE" means the committee of the Board appointed pursuant to Section 4.

               2.5 "COMMON STOCK" means the common stock of the Company, $1.00 par value.

               2.6 "COMPANY" means Oregon Metallurgical Corporation, an Oregon corporation.

               2.7 "DIRECTOR" means any person serving on the Board of Directors of the Company.

               2.8 "DISABILITY" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration exceeding one year.

1 -     OREGON METALLURGICAL CORPORATION
        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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               2.9     "EFFECTIVE DATE"  means December 14, 1995.

               2.10 "FAIR MARKET VALUE" of a Share means, as of any applicable date the closing price of a Share of the Common Stock on the National Association of Securities Dealers, Inc. Automated Quotations System ("Nasdaq") National Market System or any national securities exchange on which the Common Stock is traded (or if the Common Stock is not then traded on the Nasdaq National Market
System or a national securities exchange, the representative closing bid price of the Common Stock on the over-the-counter market), as reported in The Wall Street Journal, or if no such reported sale shall have occurred on such date, on the next preceding date on which there was such a reported sale.

               2.11 "GRANT DATE" means the date on which the award of Units shall be duly granted, as determined in accordance with
Section 5.1.

               2.12 "GRANTEE" means an individual who has been granted Units under this Plan.

               2.13 "1934 ACT" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

               2.14 "PLAN" means this Oregon Metallurgical Corporation Long Term Incentive Compensation Stock Appreciation Rights Plan.

               2.15 "RETIREMENT" means termination of employment with the Company and its Subsidiaries any time after attaining age 65 with at least 5 years of Company service.

               2.16 "SECTION 16 GRANTEE" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

               2.17    "SHARE" means a share of Common Stock.

               2.18 "SUBSIDIARY" means any entity in which the Company directly or through intervening subsidiaries owns twenty-five percent (25%) or more of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, a twenty-five percent (25%) or more interest in the capital and profits.

               2.19 "UNIT" means an equal, undivided interest in the future appreciation in the value of a Share.


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        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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        3.     ELIGIBILITY.  Eligibility to participate in the Plan is
limited to officers and key senior managers of the Company or any of its domestic Subsidiaries. In selecting the individuals to whom Units may be granted as well as determining the number of Units, and the other terms and conditions applicable to, each grant, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of this Plan.

        4.     ADMINISTRATION.

               4.1 Subject to Section 4.2, the Plan shall be administered by a committee ("Committee") of the Board of Directors. The composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt or excluded from
Section 16 of the 1934 Act.

               4.2 The Board may, in its discretion, reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to awards who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two or more directors who may, but need not be, officers or employees of the Company or its Subsidiaries.
To the extent that the Board has reserved to itself or delegated to such other committee the authority and responsibility of the Committee, all references to the Committee in this Plan shall be to the Board or such other committee.

               4.3 The Committee shall have full and final authority, in its discretion, subject to the express provisions of this Plan, as follows:

                       4.3.1          to grant Units.

                       4.3.2 to determine (A) when Units will be granted; or (B) which Grantees within the eligible group are to receive Units and the number of Units each Grantee is to receive.

                       4.3.3 to determine the Fair Market Value on any applicable valuation date.

                       4.3.4 to interpret this Plan and to make all determinations necessary or advisable for the administration of this Plan.

                       4.3.5 to prescribe, amend, and rescind rules and regulations relating to this Plan, including rules with respect to the exercisability and nonforfeitability of Units.


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        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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                       4.3.6          to determine the terms and provisions and
any restrictions or conditions, which need not be identical, of grants under the Plan and with the consent of the Grantee, to modify any such grant at any time.

                       4.3.7 to cancel, with the consent of the Grantee, outstanding Units and to grant new Units in substitution therefor.


                       4.3.8          to delegate its duties and
responsibilities under this Plan, except its duties and responsibilities with respect to Section 16 Grantees and (A) the acts of such delegates shall be treated hereunder as acts of the Committee and (B) such delegates shall report to the Committee regarding the delegated duties and responsibilities.

                       4.3.9 to accelerate or waive any or all of the restrictions and conditions applicable to, any award or any group of awards for any reason.

                       4.3.10 subject to Section 7.2, to extend the time during which any award or group of awards may be exercised.

                       4.3.11 to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any grant under the Plan in the manner and to the extent it may deem expedient.

                       4.3.12 to make all other determinations necessary and advisable with respect thereto.

                       The determination of the Committee on all matters relating to this Plan shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan.

               4.4 The Board of Directors may from time to time appoint members of the Committee in substitution for and in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairperson and shall hold its meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members constituting a quorum. Any action may be taken by a written instrument signed by all Committee members, and all actions so taken shall be fully as effective as if it has been taken by a vote of a majority of the members at a meeting duly called and held.


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        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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               4.5     For each Grantee receiving a grant, an account shall
be established in the Grantee's name. Each Grantee's account shall designate the number of Units which have been granted to that Grantee, the Grant Date on the Fair Market Value of a Share on the Grant Date.

        5.     AWARD OF UNITS; VESTING.

               5.1 The Grant Date of an award of Units shall be the date on which the Committee grants the Units or such later date as specified in advance by the Committee.

               5.2 Subject to Sections 5.6 and 8, each Unit shall entitle the Grantee, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess, if any, of the Fair Market Value on the date of exercise of one Share of Common Stock of the Company over its Fair Market Value on the Grant Date, multiplied by the number of Units, or portion thereof, that is surrendered.

               5.3 The Units represent a hypothetical investment only in the Company and do not constitute Shares. The Units represent, upon vesting, the right to receive cash. This Plan shall not give any Grantee a right to receive actual Shares of the Company and the Company shall not be required to issue Shares to a Grantee as a result of his or her participation in this Plan.

               5.4 The maximum number of Units which the Committee may award each calendar year under this Plan is 3.5% of the number of issued and outstanding Shares of Common Stock on December 31 of the calendar year preceding the current calendar year in which the Committee is awarding Units. The Committee may not carryover Units from a prior calendar year that were available and not awarded by the Committee.

               5.5 Subject to Sections 5.6 and 8, and unless otherwise extended in the grant, the Units granted to each Grantee shall become vested as follows: 50% of Units granted vest on the second anniversary of the Grant Date; 75% of the Units granted vest on the third anniversary of the Grant Date; and 100% of the Units granted vest on the fourth anniversary of the Grant Date. A separate vesting schedule shall be maintained for each grant of Units based on the Grant Date of the Units. Unless the Committee conditions the grant otherwise, such vesting shall occur only if the Grantee is in the full time employ of the Company or its Subsidiaries on each vesting date and has been continually employed (except for such leaves of absence as have been approved by the Board of Directors) for the period commencing as of the Grant Date of the Units.

               5.6 All rights to any Units payable under the terms of this Plan shall be immediately forfeited if the Grantee engages in any act which, in the opinion of the Committee, is inimical to the best interests of the Company; including, but not limited to, fraud, embezzlement, or disloyalty. The judgment of the Committee shall be final as to the


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        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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determination of the nature of any acts performed by the Grantee which are subject to this Section. The Committee, in its sole discretion, may interpret and decide upon the nature of such acts.

        6. STOCK ADJUSTMENTS. The Committee shall make equitable adjustment of the number of Units and the Fair Market Value of Shares to be used to determine the amount of the benefit payable upon exercise of a Unit to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, separation, spinoff, reorganization, stock rights offering, or otherwise, of or by the Company.
        7.     EXERCISE; EXPIRATION OF UNITS.

               7.1 At any time after a Grantee is vested in any Units granted to Grantee under this Plan, the Grantee may exercise all or a portion of his or her vested Units by delivery to the Company of written notice of intent to exercise a specific number of Units.

               7.2 Notwithstanding any other provision in this Plan, all Units awarded to a Grantee shall expire ten years after the Units are granted. All amounts payable with respect to such expired Units shall be forfeited if not exercised pursuant this Section prior to the expiration date.

        8. EFFECT OF TERMINATION OF EMPLOYMENT, DEATH, DISABILITY, RETIREMENT OR CHANGE IN CONTROL.

               8.1 FOR CAUSE. If a Grantee has a termination of employment for Cause, then, any unexercised Units shall thereupon terminate.

               8.2 ON ACCOUNT OF DEATH OR DISABILITY. If a Grantee has a termination of employment on account of death or Disability, then, any unexercised Units, whether or not exercisable on the date of such termination of employment, will be deemed vested and exercised.

               8.3 ON ACCOUNT OF RETIREMENT. If a Grantee has a termination of employment on account of Retirement, then, any unexercised Units, whether or not exercisable on the date of such termination of employment, will be deemed vested. Such Units may be exercised in whole or in part by the Grantee no later than the 365th day following the Grantee's date of retirement.

               8.4 ON ACCOUNT OF CHANGE IN CONTROL. In the event of a "Change in Control," any unexercised Units, whether or not exercisable on the date of such Change in Control, will be deemed vested. Such Units may be exercised in whole or in part by the Grantee no later than the 365th day following the Change in Control. A "Change in

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        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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Control" means a change in control of a nature that would be required to be reported in response to item 6(a) of Schedule 14A or Regulation 14A promulgated under the 1934 Act as in effect on November 15, 1988, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Section 13(d) and 14(d)(2) of the 1934 Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly, of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve any merger or consolidation as a result of which the shares shall be changed, converted or exchanged (other than a merger with a wholly owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company; or (iv) the shareholders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation;
provided, however, that no Change in Control shall be deemed to have occurred if, prior to such times as a Change in Control would otherwise be deemed to have occurred, the Board of Directors determines otherwise.

               8.5 ANY OTHER REASON. If a Grantee has a termination of employment for a reason other than for Cause, death of the Grantee, the Grantee's Disability, Retirement, or a Change in Control, any unexercised Units to the extent exercisable on the date of the Grantee's termination of employment, may be exercised in whole or in part by the Grantee, not later than the 365th day following the Grantee's termination of employment; provided that if such 365th day is not a business day, such Unit may be exercised not later than the first business day following such 365th day. Any unvested
Units will be forfeited.

        9.     PAYMENT.

               9.1 Within 30 days from the exercise date, the Company shall pay to the Grantee the exercised Unit amount as defined in
Section 5.2. All amounts payable under this Section may be paid by the Company in a single lump sum or in installment payments, as elected by the Company. If installment payments are so elected, payments may be made in no more than 12 equal quarterly installments of principal and interest, commencing 30 days after the exercise date. All deferred amounts shall bear interest at the rate of 10% per annum from the exercise date until paid.


7 -     OREGON METALLURGICAL CORPORATION
        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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               9.2     The Company shall have the right to withhold from
any payments under this Plan any taxes required by law to be withheld with respect to such payments.

        10. GRANTEE'S RESPONSIBILITIES. In consideration for the benefits payable under the Plan, each Grantee shall agree that he or she will devote his or her full time, skill, diligence and attention to the Company's and its Subsidiaries' business and will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Company and its Subsidiaries.

        11. RIGHTS AS A SHAREHOLDER. A Grantee shall have no rights as a shareholder with respect to any Unit.

        12. RESTRICTION ON TRANSFER. Each Unit granted under this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code unless the Board or the Committee permit otherwise in writing. The rights of a Grantee under the terms of this Plan are personal to the Grantee. The rights of a Grantee or of any beneficiary are nontransferable and are not subject to voluntary or involuntary alienation, assignment or transfer by the Grantee or the beneficiary. Any attempt to transfer (including transfer by a trustee or receiver in bankruptcy) shall cause the Grantee or beneficiary to forfeit all rights to any benefit under the terms of this Plan.

        Each Unit granted to a Section 16 Grantee shall not be assignable or transferable other then by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code unless the Board (or such committee) has determined that such restrictions are not then required for grants under this Plan to satisfy the requirements for the exemption or exclusion provided by Section 16 of the 1934 Act (in the form then applicable to the Company). Notwithstanding the foregoing, a Section 16 Grantee may, in a manner specified by the Committee and to the extent provided by this Plan, designate a beneficiary.

        13.    RELATIONSHIP BETWEEN THE PARTIES.

               13.1 Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Grantee, his or her beneficiaries or any other person. Any Company funds which may be subject to the provisions of this Agreement shall continue for all purposes to be the general funds of the Company. No person other than the Company shall have any interest in such funds by virtue of this Plan.

               13.2 The rights of any Grantee to benefits under this Plan shall be solely those of any unsecured creditor of the Company. Any insurance policy or other assets


8 -     OREGON METALLURGICAL CORPORATION
        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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acquired or held by the Company in connection with the liabilities assumed by it pursuant to this Plan shall not be deemed to be held under any trust for the benefit of any Grantee, a beneficiary of any Grantee, any Grantee's estate, or to be security for the performance of the obligations of the Company but shall be a general, unpledged and unrestricted asset of the Company.

               13.3 Any amount payable under this Plan shall not be deemed salary or other compensation of any Grantee for the purpose of computing benefits to which he or she may be entitled under any pension plan or other arrangement of the Company or its Subsidiaries for the benefit of its Grantees.

               13.4 The benefits payable under this Plan shall be independent of, and in addition to, any other agreement relating to any Grantee's employment that may exist from time to time between the parties hereto, or any other compensation payable by the Company to any Grantee, whether salary, bonus or otherwise.

               13.5 This Plan shall not be deemed to constitute a contract of employment between the Company and any Grantee, nor shall any provision of this Plan be interpreted to restrict the right of the Company to discharge any Grantee or restrict the right of any Grantee to terminate his or her employment.

               13.6 The Company in its discretion may apply for and procure as owner and for its own benefit insurance on the life of any Grantee who is a participant in the Plan in such amounts and in such forms as the Company may choose. Such Grantee shall have no interest whatsoever in any such policy or policies, but at the request of the Company he or she shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company has applied for insurance.

               13.7 Transfer of any Grantee from employment by the Company to employment by a Subsidiaries or the transfer of any Grantee from employment by a Subsidiaries to the Company shall not be deemed a termination of employment.

               13.8 Each Grantee shall execute a Grantee's statement substantially in the same form as Exhibit A.

               13.9 The amounts payable under the Plan shall not be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, transfer, assign, pledge, encumber or charge the same shall be void and shall terminate the Grantee's rights hereunder whereupon the Company shall have no further liability to him or her.


9 -     OREGON METALLURGICAL CORPORATION
        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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               13.10           Each Grantee shall file with the Company a
written designation of one or more persons as beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the death of the Grantee (substantially in the form of Exhibit
B). A Grantee may revoke or change his or her beneficiary designation without the consent of a prior beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designations shall be effective unless received by the Company prior to the Grantee's death and in no event shall it be effective as of the date prior to such receipt. Beneficiary designations of Grantees who are residents of community property states must also be executed by the Grantee's spouse, if any.

               13.11 If no such beneficiary designation is in effect at the time of a Grantee's death, or if no designated beneficiary survives the Grantee, or if such designation conflicts with law, the Grantee's estate shall be deemed to have been designated his or her beneficiary and shall receive the payment of the amount, if any, payable under the Plan upon his or her death. If the Company is in doubt as to the right of any person to receive such amount, the Company may retain such amount, without incurring any liability to such person, and without liability for any interest on such amount, until the rights thereto are determined, or the Company may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Company therefor.

               13.12 For accounting purposes, any grants which are forfeited under this Plan shall be treated as if they were returned to the Company and other Grantees shall have no rights in or to the forfeited amounts.

               13.13 The Company shall annually give each Grantee who has been granted Units a statement (substantially in the form as Exhibit C) setting forth the number of Units granted, the Grant
Date, the Fair Market Value for each grant, and the Fair Market
Value for each grant as of the statement date.

        14.    CLAIMS PROCEDURE.

               14.1 CLAIMS. If a Grantee is denied all or a portion of an expected benefit under the terms of this Plan for any reason, the Company shall notify the Claimant within 60 days of the determination of the denial. The notice shall be in writing, sent by mail to the Claimant's last known address and must contain the following information:

                       14.1.1           The specific reasons for the denial;

                       14.1.2 Specific reference to pertinent provisions of this Plan on which the denial is based; and


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        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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                       14.1.3  If applicable, a description of any
additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary and an explanation of the claims review procedure.

               14.2 REVIEW PROCEDURE. A Claimant is entitled to request a review of any denial by the Company. The request for review must be submitted in writing within 60 days of the Claimant's receipt of the notice of the denial. Absent a request for review within the 60-day period, the claim will be deemed to be conclusively denied.
The Claimant or his or her representative shall be entitled to review all pertinent documents, and to submit issues and comments in writing.

               14.3 FINAL DECISION. Within 60 days of receipt of the Claimant's request for review, the Company shall allow or deny the review. The decision shall be made in writing to the Claimant.
The decision shall recite the facts and reasons for its position, with specific reference to the pertinent provisions of this Plan.

        15. ACCOUNTING. All accounting issues arising due to the existence of this Plan shall be determined in accordance with generally accepted accounting principles.

        16. AMENDMENT OR TERMINATION. This Plan shall terminate ten years from the Effective Date of the Plan or such earlier time as the Board may determine. The Board may from time to time in its discretion amend or modify this Plan without the approval of the shareholders of the Company, except as such approval as may be required under the 1934 Act or the Code. Any amendment or termination, whether in whole or in part, shall not affect a grant then outstanding under this Plan.

        17. NONUNIFORM DETERMINATIONS. Neither the Committee's or the Board's determinations under this Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Units (whether or not such persons are similarly situated).

        18. CONTROLLING LAW. The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Oregon and construed in accordance therewith.

        19. SEVERABILITY. If all or any part of this Plan is declared by any court, governmental authority or arbitrator to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.


11 -    OREGON METALLURGICAL CORPORATION
        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)
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        20.    ARBITRATION.  Any claim or controversy arising under or
in connection with this Plan shall be settled exclusively by binding arbitration in Albany, Oregon in accordance with the rules of the American Arbitration Association and the laws of the State of Oregon then in effect. The parties consent to the jurisdiction of the Circuit Court of the State of Oregon, Linn County, and the United States District Court for the District of Oregon, for all purposes in connection with this Section. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Costs of such arbitration shall be borne equally by the parties to the arbitration. Arbitration shall be by a single arbitrator selected by the parties or if the parties are unable to agree upon an arbitrator, the Circuit Court of the State of Oregon, Linn County, shall appoint an arbitrator. The parties agree that the arbitrator shall have no jurisdiction to consider evidence with respect to or render an award or judgment for punitive damages (or any other amount awarded for the purpose of imposing a penalty). The parties agree that all facts and other information relating to any arbitration arising under this Agreement shall be kept confidential to the fullest extent permitted by law.

                                             OREGON METALLURGICAL CORPORATION
                                             an Oregon corporation



                                             By:______________________
                                             Its:______________________



12 -    OREGON METALLURGICAL CORPORATION
        LONG TERM INCENTIVE COMPENSATION
        STOCK APPRECIATION RIGHTS PLAN (SWW2/65385/103687/PST/626971.3)

                                              EXHIBIT A

                                       PARTICIPANT'S STATEMENT


        I have read the Oregon Metallurgical Corporation Long Term Incentive Compensation Stock Appreciation Rights Plan ("Plan") and understand that it sets forth my rights in the Plan and that I have no other rights except as set forth therein. I understand this is a discretionary, discriminatory Plan. I further understand that under certain circumstances, all or a portion of the benefits payable to me under the Plan may be forfeited.

        DATED this ______ day of ___________________, 19___.



                                                      _________________________
                                                      Participant



1 - EXHIBIT A                               (SWW2/65385/103687/PST/626971.3)

                                              EXHIBIT B

                                       BENEFICIARY DESIGNATION

        Pursuant to the provisions of the Oregon Metallurgical Corporation Long Term Incentive Compensation Stock Appreciation Rights Plan, I designate the following as my beneficiary or beneficiaries to whom any interest I may then have in the Plan shall be paid in the event of my death (it being specifically understood that I reserve such rights as may be available to me under the Plan to change this beneficiary designation).

PRIMARY BENEFICIARY                                   SECONDARY BENEFICIARY

______________________________                        __________________________
Name                                                  Name

______________________________                        __________________________
Address                                               Address

______________________________                        __________________________
Social Security No.                                   Social Security No.

______________________________                        __________________________
Relationship                                          Relationship

NOTE: Give full name, address, Social Security number and relationship of beneficiary or beneficiaries. Attach additional designations, if necessary.

        DATED this ______ day of _____________________, 19____.


                                                      __________________________
                                                      Participant

                                                      _________________________
                                                      Spouse (if applicable)

        The forgoing form was received by Oregon Metallurgical
Corporation on the ______ day of ___________________, 19_____.

                                              OREGON METALLURGICAL CORPORATION
                                              an Oregon corporation


                                              By:_______________________________

1 - EXHIBIT B                                 (SWW2/65385/103687/PST/626971.3)

                                              EXHIBIT C

                                     MODEL STATEMENT OF ACCOUNT


_________________________

_________________________

_________________________
   Name and Address of
      Participant                                   _________________________
                                                    Social Security Number

================================================================================================================
     A.           B.               C.               D.               E.               F.               G.
Grant         Number of           Fair         Fair Market       Value of a         Total
Date            Units            Market       Value of Share     Unit as of        Value of          Percent
               Granted          Value of        of Company        December          Units            Vested
                                Share on          Common         31, ______        (COLUMNS
                                  Grant         December 31,        (COLUMNS          BxE)
                                  Date             ____               D-C)
_______________________________________________________________________________________________________________

_______________________________________________________________________________________________________________

_______________________________________________________________________________________________________________

_______________________________________________________________________________________________________________
Totals
===================================================================================================================

Fair Market Value of one Share of Common Stock of Oregon
Metallurgical Corporation as of December 31, __________ was
$________________.


                       YOUR INTEREST IS CONTINGENT ONLY AND
                       IS SUBJECT TO FORFEITURE.  A COPY OF
                       THE PLAN CAN BE OBTAINED FROM THE
                       SECRETARY OF THE COMPANY.


1 - EXHIBIT C                                 (SWW2/65385/103687/PST/626971.3)